THE ARMADA ADVANTAGE FUND
Annual Report


December 31, 2000

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                            The Armada Advantage Fund
                       Annual Report -- December 31, 2000
                                Table of Contents


ARMADA ADVANTAGE BOND FUND


ARMADA ADVANTAGE INTERNATIONAL
   EQUITY FUND


ARMADA ADVANTAGE
   MID CAP GROWTH FUND


ARMADA ADVANTAGE
   SMALL CAP GROWTH FUND



   Message from the President .............................................1

   Message from the Investment Adviser ................................... 2

   Portfolio Performance Discussion .......................................4

   Report of Independent Auditors .........................................8

   Notice to Shareholders .................................................9


FINANCIAL STATEMENTS

   Financial Highlights ..................................................11

   Statements of Net Assets ............................................. 15

   Statements of Operations ............................................. 24

   Statements of Changes in Net Assets ...................................25

   Notes to Financial Statements .........................................27


                NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, NATIONAL CITY CORPORATION OR ANY OF ITS AFFILIATES. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF CONTRACT HOLDERS OF THE ARMADA ADVANTAGE FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE SHAREHOLDERS UNLESS ACCOMPANIED BY OR PRECEDED BY A PROSPECTUS.


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Message from the President
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THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

February 2001

DEAR SHAREHOLDERS:

I am pleased to be writing to you on behalf of the Board of Trustees and to present this report summarizing financial statements and fund performance for The Armada Advantage Fund for the year ended December 31, 2000.

CHANGES IN MARKET EXPECTATIONS

As 2000 began, there were expectations for a continuing trend of consistent and impressively positive equity market returns. As the year came to a close economic suspicions began to surface, fueled by fading consumer confidence, weakening capital investment and slowing economic growth.

While expectations for the market have changed during the past months, The Armada Advantage Fund portfolios remain "in their box", maintaining style purity consistent with their particular investment strategies. Investment style purity is a core principle of National City Investment Management Company, investment adviser to The Armada Advantage Fund. Each investment style team is comprised of individuals who are experienced in their respective style of investment management; they are both dedicated and faithful to the characteristics, constraints, and parameters of that style. And, because the portfolio management teams do not focus on market timing, you can be assured that our funds are fully invested in securities that match the described investment strategy.

If you have questions about The Armada Advantage Fund or require any assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND
(3863).



Sincerely,

/s/signature omitted

Herbert R. Martens, Jr.
President



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Message from the Investment Adviser
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THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000

February 2001

DEAR INVESTOR:

The U.S. economic expansion continued its unprecedented march over the past year, although the economy's rate of growth has certainly slowed from the torrid pace we witnessed as recently as in the first quarter of 2000. Gross domestic product (GDP) growth dropped from 5.3 percent annualized during the second quarter to near zero percent annualized as the year closed. In fact, as the reporting period came to a close, nearly all of the leading economic indicators were markedly off the highs we witnessed at the peak of this 10-year expansion.

Still, National City Investment Management Company does not yet view these events as serious cause for concern. A series of interest rate hikes combined with rising energy prices and corrections in the equity markets have cooled the economy from unsustainably high and potentially inflationary levels. The drop in most leading stock indices has also served to stem the wealth effect that contributed to the Federal Reserve Board's vigilance.

We anticipate GDP growth to continue at a 2 to 2.5 percent clip -- a range that would have been considered more than satisfactory before the current expansion began. Admittedly, unemployment rose 0.1 percent in November -- but from levels that were so low that such an increase could hardly be taken as a sign of impending recession. To ensure a soft landing, the Federal Reserve Board surprised markets with a 50 basis point interest rate reduction shortly after the close of the calendar year. This was followed by the "expected" 50 basis point easing at its Open Market Meeting later in January. These aggressive Federal Reserve interest rate initiatives were the most sweeping since 1982.

Despite the Federal Reserve's dramatic interest rate reduction January 2001, we anticipate additional interest rate easing into year 2001, as muted inflationary pressures and continued productivity advances provide Mr. Greenspan and Company maneuvering room in the attempt to first stabilize and then reaccelerate economic growth. We maintain our "slower and lower" view of the economy's growth prospects, based in our expectation of easier monetary, a less onerous regulatory environment, and a moderate degree of fiscal stimulus resulting from President Bush's tax cutting initiatives.

VALUE STRIKES BACK

Looking at the U.S. equity markets, the S&P 500 Composite Index, a leading large cap indicator, fell 9.11 percent, while the Russell 2000 small cap benchmark dropped 3.02 percent during the same period. These numbers belie the fact that growth-oriented equities, particularly technology and telecom stocks, accounted for most of the market's decline. Boasting the loftiest valuations and seemingly brightest earnings outlooks, these sectors were punished most severely for a string of downward earnings revisions. For evidence, look no further than the 50 percent drop in the technology-heavy Nasdaq Stock Market from its March 10 high. Among Internet stocks, the decline in available capital and increased cost of credit have helped produce a long-overdue shakeout. Some 130 public dot-com companies have folded during the year.

As we've forecasted, many value sectors actually performed strongly during this period as investors sought shelter in long-ignored "old economy" stocks. Stock prices in the utilities sector soared 54.3 percent, transportation climbed 16.9 percent, and financials increased 23.8 percent. As a result, the S&P 500 BARRA Value Index finished the year up 6.08 percent and the Russell 2000 Value Index climbed a stunning 22.83 percent.

We believe that value stocks will continue to outperform their growth counterparts. Frankly, profit expectations in many value sectors are so low relative to their growth counterparts that they are unlikely to disappoint. As for the technology and telecom sectors, they still offer tremendous long-term growth potential. We can only hope, however, that chastened tech investors will eschew speculation in the future and place greater emphasis on valuation, quality of management, and sound business models.

CREDIT RISK ROILS CORPORATE DEBT MARKETS
The performance of the equity markets seems almost glowing compared to the events playing out in the corporate bond market. Although the Lehman U.S. Aggregate Index, a leading fixed income benchmark, returned a healthy 11.63 percent, corporate bonds underperformed Treasuries of a roughly equal duration by more than 400 basis points.

Treasury prices, to be sure, have benefited from the Federal government's plans to buy back some $30 billion of debt. Treasury securities across the yield curve are likely to increase in value as the buyback progresses. However, the explosive growth of corporate debt and the attendant rise in credit risk among corporate securities has helped punish prices in the non-government, or "spread," sectors. Today, a number of well-known corporate issuers are in legitimate danger of default.


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Message from the Investment Adviser
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THE ARMADA ADVANTAGE FUND                                   DECEMBER 31, 2000

Mortgage backed and asset backed securities have held up much better, and we believe that both are safer places for any credit risk exposure. Although short-term prospects remain gloomy on the corporate side, we do believe that the corporate bond market has priced in a hard landing and that value can be found in selected issues over the long term.

THE EURO: ON THE ROAD TO RECOVERY
The rest of the globe has more or less taken its cues from the U.S. economy. Europe is enjoying good relative GDP growth; however, the worldwide increase in energy prices and raw material costs has exacted a stiff toll because of the region's heavy reliance on a manufacturing base. With worldwide energy prices denominated in dollars, Europe also had to contend with the 29 percent decline in the value of the euro from its January 1999 introduction through October 2000. These developments combined to lift the euro zone's core inflation rate and forced the European Central bank to raise interest rates.

For the year, virtually all of the euro zone's equity markets have declined slightly or made only incremental gains in local terms. Still, they have performed somewhat better than the S&P 500. Germany's Xetra DAX trimmed 7.5 percent, the Dutch Amsterdam Exchange dropped 3 percent, and France's CAC-40 actually gained 1 percent.

Despite their current challenges, we remain very constructive on prospects for the euro zone countries. They are liberalizing markets and cutting taxes, and the euro gained back nearly 14 percent of its value in the final two months of the year. Energy prices have also begun to decline from the highs they reached during the past year, and an emerging shareholder culture should help drive equity markets higher.

Furthermore, overshadowed by the euro's difficult infancy is the vast liquidity this single currency has injected into European bond markets. The euro has made it easier for more companies to borrow money for expansion and acquisitions, and it has reduced their dependence on banks. A Wall Street Journal article published on November 6 noted that "the market for euro-denominated bonds issued by nonfinancial corporations grew 25 percent through the end of August."

JAPAN: NO RELIEF IN SIGHT
Our outlook for Japan is far less sanguine. Although we've witnessed the very beginnings of U.S.-style corporate restructurings, the country's banking system is still desperately in need of massive reform and its national debt is ballooning rapidly. In fact, Japan's debt as a percentage of national economic output, at 114 percent, is now the world's largest. By comparison, the U.S. debt has been declining steadily over the past seven years and fell to just 60 percent of output in 2000. Not surprisingly, the Nikkei Index has lost 26.7 percent of its value. Further adding to Japan's troubles, Moody's Investors Service lowered the country's credit rating in September. Japan's situation is unlikely to improve in the near-term. Until the pace of reform quickens and Japanese consumers increase spending on a meaningful basis, we think that the country's economy will remain firmly in the doldrums.

After experiencing a V-shaped recovery through the first half of 2000, economic growth in Hong Kong, Singapore, Taiwan, and South Korea has slowed. With their economies so reliant on sales of semiconductors and other components, these countries are suffering from the softening global demand for computers. With few natural resources of their own, high energy prices have also had a negative impact. In many cases, the equity markets have returned to levels not seen since 1998. Hong Kong's Hang Seng Index declined 9 percent and Singapore's Straits Times Index dropped 20 percent in local terms. Still, we have reason to be optimistic about the region's prospects. A clear willingness on the part of the Fed to cut rates should help reignite global growth, and Hong Kong further stands to benefit as the gateway to China, one of the world's fastest-growing economies.

Sincerely,



/s/signature omitted


Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company


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Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000


BOND FUND

The past year proved to be a tale of two markets for fixed-income investors. While Treasury prices soared, the non-government-or "spread"-sectors of the debt market lagged dramatically. The management team's aggressive stake in non-government securities early in the year, particularly in a handful of lesser grade corporate bonds, accounted for most of the fund's underperformance for the year. A huge rise in loan defaults and unexpected bankruptcy filings by Owens Corning and Armstrong World Industries sent prices tumbling among lower quality corporates.

For the 12 months ended December 31, 2000, the Armada Advantage Bond Fund produced a total return of 7.84%. The Lehman U.S. Aggregate Bond Index, with its heavier weighting in Treasuries, returned 11.63%. Treasury prices, especially at the long end of the yield curve, benefited as the Federal government began its planned buyback of some $30 billion of debt. This yield curve inversion, on top of several Fed-driven rate hikes, further contributed to the poor spread sector performance.

Moving to stabilize the portfolio, we trimmed our corporate debt securities by roughly one third during the second half of the year. Most significantly, we replaced holdings of questionable credit quality with high-grade commercial mortgage backed securities. At the same time, we succeeded in doubling the fund's Treasury allocation. Our Treasury weighting is still somewhat lower than the Lehman Aggregate benchmark's and focused on the long end of the yield curve. To compensate, we increased our stake in short duration asset-backed securities. These securities are likely to outperform Treasuries of similar duration under most economic scenarios and tend to retain their value even under adverse conditions.

Looking ahead, we believe that the Fed's decision to cut short-term rates in January 2001, coupled with the likelihood of additional rate cuts, will have a positive impact on the corporate bond market. Consequently, we are beginning to increase our stake in high quality corporate credit and trim our position in the mortgage-backed sector. Treasuries will likely trade in a narrow range over the next two quarters, with the yield on two-year and 30-year notes staying within 50 to 75 basis points of one another. With long-term rates expected to remain somewhat flat, the portfolio's average duration at year-end roughly mirrors the benchmark's.

As of December 31, 2000, 22% of the fund's net assets were invested in U.S. Treasury securities, 4% in Agency debt, 39% in mortgage-backed securities, 19% in corporate bonds, 8% in asset-backed securities, and 8% in commercial mortgage-backed securities. As of the same date, the average maturity of the fund was 7.87 years with an average credit quality of triple-A.



                                    BOND FUND
               Average Annual Total Return as of December 31, 2000

      One               Three           Five            Inception
      Year              Year            Year            to Date 1
     7.84%              4.10%           4.34%             4.35%

(Graphic Omitted)
PLOT POINTS FOLLOW

              Armada Advantage         Lehman U.S. Aggregate
               Bond Fund                    Bond Index 2
9/30/93             10,000                    10,000
12/93                9,950                    10,005
12/94                9,414                     9,714
12/95               11,012                    11,509
12/96               11,210                    11,925
12/97               12,072                    13,079
12/98               12,882                    14,213
12/99               12,630                    14,095
12/00               13,620                    15,735
12/99               12,630                    14,095
12/00               13,620                    15,735

Performance on an initial $10,000 Investment (9/93 to 12/00)

1 The Bond Fund commenced operations on September 23, 1993.
2 The Lehman U.S. Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

  The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Bond Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


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Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000


INTERNATIONAL EQUITY FUND

Central bank tightenings around the globe, a lack of liquidity, and rising energy prices took their toll on world equity markets over the past year. In particular, growth-oriented funds such as ours suffered as technology and telecom stocks were punished for a series of downward earnings forecasts.

For the 12 months ended December 31, 2000, the Armada Advantage International Equity Fund returned a total of -18.27%. During the same period, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index returned -14.17%. However, dividing the benchmark into its growth and value components offers a telling comparison. While EAFE Value lost a relatively modest 5%, EAFE Growth dropped 26%.

It was a frustrating year, to be sure, for growth investors. However, our country allocation strategy proved additive to performance. Despite the continued decline in the euro for most of the year, the fund was rewarded by a heavy weighting in European equities relative to the benchmark. For the first time in more than a decade, the continent emerged stronger economically than any other region. Moreover, we continued to witness a growing equity culture as well as welcome moves toward deregulation and tax reform.

Our investments in
Switzerland with its concentration in the defensive banking, insurance, and food sectors-proved particularly beneficial. Strong performers included Union Bank of Switzerland, Nestle, and Julius Baer. A number of other European financial services and insurance holdings also provided healthy returns, including The Netherlands' ING Group and Germany's Muenchener Rueckuersicherings. The latter has profited from a stabilizing pricing environment in the insurance sector and should reap the rewards of imminent reductions in capital gains tax rates.
In Japan, we witnessed the very beginnings of U.S.-style corporate restructurings, but the country's debt has ballooned rapidly and its banking system desperately requires reform. We began reducing our holdings there significantly in April and May and finished the year at 16% of assets-significantly below the benchmark weighting.

Elsewhere in Asia, softening global demand for semiconductors and other hi-tech components slowed growth in Taiwan, South Korea, Singapore, and Hong Kong. Still, we consider Singapore attractive because its economy relies less than its neighbors' on the cyclical semiconductor industry. Management also remains bullish on Hong Kong because of its enviable position as the gateway to China, one of the world's fastest-growing economies.

Europe accounted for more than 70 percent of fund assets at year-end, with pharmaceutical stocks representing our largest industry overweight. Despite a cooling worldwide economy, drug companies are enjoying consistent sales growth as they cater to the health care needs of an aging population. Furthermore, a Republican White House will likely translate into a less stringent regulatory environment in the United States, the world's largest and most profitable pharmaceutical market. In particular, we like the prospects for Switzerland's Novartis and U.K.-based AstraZeneca, both of which have strong product pipelines.

                            INTERNATIONAL EQUITY FUND
                  Average Annual Total Return as of December 31, 2000

     One               Three            Five            Inception
     Year              Year             Year            to Date 1
   -18.27%            12.40%           10.85%            8.19%

(Graphic Omitted)
PLOT POINTS FOLLOW

                Armada Advantage                  MSCI EAFE
            International Equity Fund               Index 2
9/30/93             10,000                          10,000
12/93               10,350                          10,086
12/94                9,650                          10,871
12/95               10,590                          12,091
12/96               12,222                          12,823
12/97               12,482                          13,052
12/98               13,931                          15,662
12/99               21,691                          19,884
12/00               17,728                          17,067

Performance on an initial $10,000 Investment (9/93 to 12/00)

1 The International Equity Fund commenced operations on September 23, 1993.
2 The Morgan Stanley Capital International Europe, Australasia, and Far
  East-GDPWeighted Index (MSCI EAFE Index) is a widely recognized index of over 900 securities listed on the stock exchanges in Europe, Australasia and the Far East. The index is weighted by the market capitalization of the companies in the index.

  The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the International Equity Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

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Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                  DECEMBER 31, 2000


MID CAP GROWTH FUND

After beginning the year on a high note, the technology-dominated mid-cap growth market suffered from a slowing economy and the steep falloff in tech and telecom spending. At year end, the technology-heavy Nasdaq Composite Index had finished 2000 approximately 50% off the all-time high it had reached in March. In this environment, the Armada Advantage Mid Cap Growth Fund produced a total return of -8.86% for the 12 months ended December 31, 2000. The fund's benchmark, the Russell Midcap Growth Index, returned -11.75% over the same period.

Although disappointed with the fund's results on an absolute basis, the management team was pleased that its investment strategy helped the fund outperform the benchmark during a difficult period. The portfolio benefited most from a large exposure to semiconductor stocks early in the year and by a shift into more defensive sectors as the year progressed.

As the Philadelphia Semiconductor Index soared during the first quarter, holdings Kla-Tencor, Novellus Systems, and Vitesse Semiconductor were among the fund's strongest performers. However, we trimmed our semiconductor positions in earnest in May and June as research predicted-correctly-an imminent peak in demand. By the third quarter, we had more than halved our semiconductor exposure and were well positioned when share prices tumbled soon after.

Driven by disappointing earnings forecasts and valuation concerns, we reduced our overall exposure to technology as the year progressed. By November, a month in which the Nasdaq Composite plummeted 19.7%, we had moved to an underweight position versus the benchmark. In search of stocks that were somewhat less sensitive to an economic downturn, we increased the portfolio's stake in financials, health care, and information outsourcing. The latter industry, with its focus on long-term contracts, tends to offer a predictable earnings stream. Among our positions, Fiserv, Paychex, Jack Henry & Associates, and Concord EFS all posted solid returns.

As we enter a new year, financial stocks represent the fund's largest sector overweight. With the Fed's decision to lower interest rates in January 2001-and the likelihood of additional easings-we anticipate the declining cost of credit may benefit such holdings as Providian Financial, Capital One Financial, Metris and AmeriCredit. We believe that increasing consumer confidence may also fuel growth of consumer cyclical stocks such as BJ's Wholesale Club. The company's focus on grocery-related items and other consumer staples should serve it well in a slowing economic environment.

In the health care sector, we've kept our exposure to the volatile biotech industry at modest levels, favoring pharmaceuticals instead. With demographics working in their favor, longtime holding Forest Laboratories and more recent purchases such as Alza Corp. and Allergan should continue to record steady earnings growth.

Although the funds weighting in technology stocks is lower than that of its benchmark, this sector still accounts for nearly one-third of assets. Moreover, we expect to add to our position as earnings outlooks begin to improve and valuations appear more attractive. Given the Fed's current posture and the likelihood of other Central Bank easings around the globe, semiconductor stocks may reassert themselves as the year unfolds.



                               MID CAP GROWTH FUND
                 Average Annual Total Return as of December 31, 2000

     One               Three            Five          Inception
     Year              Year             Year          to Date 1
    -8.86%            13.23%           13.91%          12.69%

(Graphic Omitted)
PLOT POINTS FOLLOW

                Armada Advantage              Russell Midcap
               Mid Cap Growth Fund             Growth Index 2
9/30/93             10,000                          10,000
12/93               10,021                          10,322
12/94                9,499                          10,099
12/95               12,258                          13,531
12/96               15,386                          15,896
12/97               16,196                          19,478
12/98               17,869                          22,956
12/99               25,795                          34,733
12/00               23,510                          30,652

Performance on an initial $10,000 Investment (9/93 to 12/00)

(Graphic Omitted)
PLOT POINT FOLLOW

1 The Mid Cap Growth Fund commenced operations on September 23, 1993.
2 The Russell Midcap Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 800 smallest U.S. companies out of the 1000 largest U.S. companies, with higher growth rates and price-book ratios.

  The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Mid Cap Growth Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


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Portfolio Performance Discussion
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THE ARMADA ADVANTAGE FUND                                   DECEMBER 31, 2000


SMALL CAP GROWTH FUND

A slowing economy, the mounting failures of dot-com companies, and a steep drop in technology and telecom spending triggered earnings disappointments throughout the small cap growth market in 2000. Technology stocks, which had commanded the market's loftiest valuations, were punished the most severely as the year progressed. In this environment, the Armada Advantage Small Cap Growth Fund produced a total return of -16.75% for the 12 months ended December 31, 2000. Over the same period, our benchmark, the Russell 2000 Growth Index, returned -22.43%.

After the fund's outstanding performance in 1999, the management team was obviously disappointed with the past year's results. However, we were pleased that our investment strategy helped us outperform the fund's benchmark during a difficult period. Most significantly, we maintained a large position in semiconductor stocks during the first quarter including holdings such as Silicon Storage Technology, Credence Systems, and Helix Technology. As a result, we were well positioned when the Philadelphia Semiconductor Index jumped 81 percent during the first quarter. With our research indicating that semiconductor demand was peaking, we locked in gains largely from April through June before share prices tumbled.

Two other factors contributed to the fund's outperformance. Thanks to our "growth at a reasonable price" philosophy, the portfolio had far less exposure than the index to the pure e-commerce companies whose share prices fell so dramatically. The portfolio also benefited as well from an emphasis, relative to the benchmark, in the energy sector taken in February and held through the remainder of the year. Oil field services holdings UTI Energy and CAL Dive International were among the portfolio's strongest performers, and our stake in natural gas explorer Cross Timbers Oil paid off handsomely thanks to the quadrupling in natural gas prices.

We enter a new year with fundamentals like earnings prospects, good management, and sound business models once again reasserting themselves. Our technology weighting at 19 percent of assets is significantly below that of the fund's benchmark, although we expect to become more aggressive as 2001 progresses. Valuations on select technology stocks have become more attractive, and many will benefit from the Fed's recent decision to lower interest rates.

The portfolio remains overweighted versus the benchmark in the energy sector-where companies are enjoying strong pricing power-as well as in financial services and health care sectors. Our 20 percent weighting in the latter sector should serve us well in the coming year. Demographics are working in favor of pharmaceutical stocks, and increasing Medicare reimbursement rates bode well for operators of hospitals and skilled nursing facilities.

The transportation sector, we are optimistic on the prospects for small carriers Atlantic Coast Airlines and Skywest. The former has signed a contract with United Airlines to be the regional connector for many of its flights in the Eastern U.S. while the latter has inked a similar deal with United and Delta Airlines in the West.



                              SMALL CAP GROWTH FUND
               Average Annual Total Return as of December 31, 2000

     One               Three            Five            Inception
     Year              Year             Year            to Date 1
    -16.75%            2.13%            5.48%           10.38%

(Graphic Omitted)
PLOT POINTS FOLLOW

Performance on an initial $10,000 Investment (9/93 to 12/00)

                Armada Advantage               Russell 2000
              Small Cap Growth Fund            Growth Index 2
9/30/93             10,000                          10,000
12/93               10,648                          10,262
12/94               11,209                          10,013
12/95               15,207                          13,120
12/96               19,717                          14,597
12/97               18,638                          16,488
12/98               18,171                          16,690
12/99               23,847                          23,884
12/00               19,853                          18,527




1 The Small Cap Growth Fund commenced operations on September 23, 1993.
2 The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted
  (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the largest U.S. companies with higher growth rates and price-book ratios.

  The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Small Cap Growth Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Report of Independent Auditors
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000

To Board of Trustees and Shareholders
The Armada Advantage Fund

We have audited the accompanying statements of net assets of the Armada Advantage Bond Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund, and Armada Advantage Small Cap Growth Fund) (the "Funds") (each a portfolio of The Armada Advantage Fund) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/signature omitted

Philadelphia, Pennsylvania
February 2, 2001

Notice to Shareholders (Unaudited)
----------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                  DECEMBER 31, 2000

For the fiscal year ended December 31, 2000, each Fund designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                                   (A)                     (B)
                                Long Term               Ordinary                  (C)
                              Capital Gains              Income                   Total                     (D)
                              Distributions           Distributions           Distribution              Qualifying
Fund                           (Tax Basis)             (Tax Basis)             (Tax Basis)               Dividends
                              --------------         --------------          --------------           --------------
Bond                                0.00%                100.00%                 100.00%                  0.00%
International Equity               67.06%                 32.94%                 100.00%                  0.00%
Mid Cap Growth                     67.05%                 32.95%                 100.00%                  0.00%
Small Cap Growth                   45.95%                 54.05%                 100.00%                  0.00%

Items (A), (B), and (C) are based on a percentage of the Fund's total distribution. Item (D) is based on a percentage of ordinary income distributions of the Fund, and represents dividends which qualify for the corporate dividends received deduction.


                                     [LOGO]
                                (Graphic Omitted)

                              Financial Statements
                      FOR THE YEAR ENDED DECEMBER 31, 2000

Financial Highlights
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
BOND FUND


Notes to Financial Statements
----------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                                                                        DECEMBER 31, 2000

                                                                           YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT                            --------------------------------------------------------------------
  THE PERIOD                                                         2000        1999         1998        1997        1996
                                                                  ---------   ---------    ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 9.72      $10.92      $ 10.70     $ 10.33      $10.50
                                                                    ------      ------      -------     -------      ------
INVESTMENT ACTIVITIES
   Net investment income/(loss)                                       0.67        0.96         0.51        0.48        0.36
   Net realized and unrealized gains/(losses)
     on investments                                                   0.07       (1.19)        0.20        0.30       (0.18)
                                                                    ------      ------      -------     -------      ------
       Total from Investment Operations                               0.74       (0.23)        0.71        0.78        0.18
                                                                    ------      ------      -------     -------      ------
LESS DISTRIBUTIONS
   Dividends from net investment income                              (0.78)      (0.83)       (0.49)      (0.41)      (0.35)
   Distributions from net realized capital gains                        --       (0.14)          --          --          --
                                                                    ------      ------      -------     -------      ------
       Total Distributions                                           (0.78)      (0.97)       (0.49)      (0.41)      (0.35)
                                                                    ------      ------      -------     -------      ------
   NET ASSET VALUE, END OF PERIOD                                   $ 9.68      $ 9.72      $ 10.92     $ 10.70      $10.33
                                                                    ======      ======      =======     =======      ======
Total Return                                                          7.84%      (1.96)%       6.71%       7.69%       1.83%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of year (000)                                     $6,438      $7,470      $12,337     $11,856      $9,754
Ratio of expenses to average net assets                               1.71%       1.29%        1.44%       1.36%       1.29%
Ratio of net investment income to average net assets                  5.45%       5.25%        5.00%       5.36%       5.32%
Ratio of expenses to average net assets before fee waivers             (a)         (a)         1.50%         (a)         (a)
Portfolio turnover rate                                                127%        242%         190%        144%        492%

------------------
(a)There were no waivers or reimbursements during this period.


                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
INTERNATIONAL EQUITY FUND



                                                                                 YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT                           --------------------------------------------------------------------
  THE PERIOD                                                  2000(B)        1999(B)         1998            1997          1996
                                                            -----------    ---------        -------        --------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 20.51        $ 13.83        $ 12.44         $ 12.18       $ 10.59
                                                             -------        -------        -------         -------       -------
INVESTMENT ACTIVITIES
   Net investment income/(loss)                                (0.18)         (0.10)         (0.10)          (0.06)        (0.04)
   Net realized and unrealized gains/(losses)
     on investments                                            (3.22)          7.54           1.55            0.32          1.67
                                                             -------        -------        -------         -------       -------
       Total from Investment Operations                        (3.40)          7.44           1.45            0.26          1.63
                                                             -------        -------        -------         -------       -------
LESS DISTRIBUTIONS
   Dividends from net investment income                           --             --             --              --         (0.04)
   Distributions from net realized capital gains               (5.06)         (0.76)         (0.06)             --            --
                                                             -------        -------        -------         -------       -------
    Total Distributions                                        (5.06)         (0.76)         (0.06)             --         (0.04)
                                                             -------        -------        -------         -------       -------
   NET ASSET VALUE, END OF PERIOD                            $ 12.05        $ 20.51       $  13.83         $ 12.44       $ 12.18
                                                             =======        =======       ========         =======       =======
Total Return                                                  (18.27)%        55.70%         11.61%           2.13%        15.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)                            $16,253        $20,584        $18,371         $18,784       $17,001
Ratio of expenses to average net assets                         2.30%          2.01%          2.05%           1.90%         2.00%
Ratio of net investment loss to average
net assets                                                     (1.08)%        (0.69)%        (0.66)%         (0.46)%       (0.35)%
Ratio of expenses to average net assets before fee waivers      2.56%            (a)          2.11%             (a)           (a)
Portfolio turnover rate                                          137%           115%            73%             34%           65%

--------------
(a) There were no waivers or reimbursements during this period.
(b) Per share data calculated using average shares outstanding method.


                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
MID CAP GROWTH FUND

                                                                                    YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT                           ----------------------------------------------------------------------
  THE PERIOD                                                  2000(B)        1999         1998              1997         1996
                                                            -----------    ---------     -----------     -----------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 21.27        $ 15.70        $ 14.23         $ 14.60       $ 12.44
                                                            -------        -------        -------         -------       -------
INVESTMENT ACTIVITIES
   Net investment income/(loss)                               (0.19)         (0.41)         (0.16)          (0.11)        (0.09)
   Net realized and unrealized gains/(losses)
     on investments                                           (0.29)          7.08           1.63            1.90          2.25
                                                            -------        -------        -------         -------       -------
       Total from Investment Operations                       (0.48)          6.67           1.47            1.79          2.16
                                                            -------        -------        -------         -------       -------
LESS DISTRIBUTIONS
   Distributions from net realized capital gains              (7.16)         (1.10)            --           (2.16)           --
                                                            -------        -------        -------         -------       -------
NET ASSET VALUE, END OF PERIOD                              $ 13.63        $ 21.27        $ 15.70         $ 14.23       $ 14.60
                                                            =======        =======        =======         =======       =======
Total Return                                                  (8.86)%        44.36%         10.33%          12.58%        17.36%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)                           $17,882        $22,967        $29,066         $31,059      $24,041
Ratio of expenses to average net assets                        1.51%          1.59%          1.51%           1.53%         1.42%
Ratio of net investment loss to average
   net assets                                                (0.91)%        (1.09)%        (0.98)%         (0.88)%       (0.73)%
Ratio of expenses to average net assets before fee waiver      1.61%            (a)          1.57%             (a)           (a)
Portfolio turnover rate                                         191%           139%            71%             55%          127%

-----------
(a) There were no waivers or reimbursements during this period.
(b) Per share data calculated using average shares outstanding method.


                       SEE NOTES TO FINANCIAL STATEMENTS.


Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
SMALL CAP GROWTH FUND


                                                                                    YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT                           ----------------------------------------------------------------------
  THE PERIOD                                                  2000(B)        1999         1998              1997          1996
                                                            -----------    ---------     -----------     -----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 20.77        $ 16.69        $ 17.12         $ 18.20       $ 15.71
                                                             -------        -------        -------         -------       -------
INVESTMENT ACTIVITIES
    Net investment income/(loss)                               (0.16)         (0.22)         (0.20)          (0.20)        (0.15)
   Net realized and unrealized gains/(losses)
     on investments                                            (2.85)          5.16          (0.23)          (0.79)         4.79
                                                             -------        -------        -------         -------       -------
       Total from Investment Operations                        (3.01)          4.94          (0.43)          (0.99)         4.64
                                                             -------        -------        -------         -------       -------
   Distributions from net realized capital gains               (2.35)         (0.86)            --           (0.09)        (2.15)
                                                             -------        -------        -------         -------       -------
   NET ASSET VALUE, END OF PERIOD                            $ 15.41        $ 20.77        $ 16.69         $ 17.12       $ 18.20
                                                             =======        =======        =======         =======       =======
Total Return                                                  (16.75)%        31.24%         (2.51)%         (5.47)%       29.66%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (000)                            $12,264        $16,473        $22,454         $26,860       $24,495
Ratio of expenses to average net assets                         1.67%          1.65%          1.53%           1.55%         1.40%
Ratio of net investment loss to average net assets            (0.80)%        (1.08)%        (1.14)%         (1.20)%       (1.06)%
Ratio of expenses to average net assets before fee waivers        (a)            (a)          1.60%             (a)           (a)
Portfolio turnover rate                                          145%           135%            83%             51%           60%

-------------------
(a)There were no waivers or reimbursements during this period.
(b)Per share data calculated using average shares outstanding method.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                 DECEMBER 31, 2000
BOND FUND

CORPORATE BONDS (18.6%):
Basic Materials (1.1%):
    $ 70   EI Du Pont de Nemours,
             6.875%, 10/15/09                    $     72
                                                 --------
Consumer Cyclicals (1.2%):
      50   Hasbro, 7.950%, 03/15/03                    45
      50   JC Penney, 6.125%, 11/15/03                 34
                                                 --------
                                                       79
                                                 --------
Financials (8.3%):
      65   BankBoston NA, 6.500%, 12/19/07             64
      70   Bank One, 7.625%, 08/01/05                  73
      85   Conseco, 8.750%, 02/09/04                   62
      85   First Union, 6.950%, 11/01/04               86
      70   Morgan Stanley Dean Witter,
             8.000%, 06/15/10                          76
     105   Salomon Smith Barney Holdings,
             6.250%, 01/15/05                         104
      70   United Dominion Realty Trust,
             8.625%, 03/15/03                          71
                                                 --------
                                                      536
                                                 --------
Industrials (1.6%):
     105   Arrow Electronics, 6.875%, 06/01/18         81
      25   Illinois Tool Works, 5.750%, 03/01/09       24
                                                 --------
                                                      105
                                                 --------
Technology (2.6%):
     175   Computer Associates International,
             Series B, 6.250%, 04/15/03               167
                                                 --------
Transportation (2.8%):
     105   Ford Motor, 7.450%, 07/16/31                99
      75   US Air, 7.890%, 09/01/20                    79
                                                 --------
                                                      178
                                                 --------
Utilities (1.0%):
      70   Western Resources, 6.875%, 08/01/04         66
                                                 --------
Total Corporate Bonds (Cost $1,239)                 1,203
                                                 --------
ASSET BACKED SECURITIES (8.3%):
     160   First Security Auto Owner Trust,
             Series 1, Cl A4, 5.740%, 06/15/04        160
      75   Metris Master Trust, Series 1, Cl A,
             6.870%, 10/20/05                          76
     195   Residential Asset Securities,
             Series KS1, Cl A18,
             6.320%, 04/25/30                         194
     100   Saxon Asset Securities Trust,
             Series 3,
             Cl AF6, 7.525%, 06/25/14                 103
                                                 --------
Total Asset Backed Securities (Cost $517)             533
                                                 --------


                                                 MARKET
   PAR                  SECURITY                  VALUE
   (000)               DESCRIPTION                (000)
----------      --------------------------      ---------

COLLATERALIZED MORTGAGE OBLIGATIONS (8.8%):
    $175   PNC Mortgage Securities,
             Series 1998-7, Cl 1A5,
             6.750%, 09/25/28                     $   170
      93   Residential Asset Securitization
             Trust, Series A3, Cl A2,
             8.000%, 05/25/30                          94
      75   Vendee Mortgage Trust,
             Series 1, Cl 2A,
             7.250%, 12/15/15                          76
     109   Vendee Mortgage Trust,
             Series 2, Cl A,
             7.500%, 06/15/30                         111
     115   Vendee Mortgage Trust,
             Series 3, Cl D,
             6.500%, 06/15/25                         115
                                                 --------
Total Collateralized Mortgage Obligations
             (Cost $558)                              566
                                                 --------
COMMERCIAL-MORTGAGE BACKED SECURITIES (8.0%):
     235   CS First Boston Mortgage
             Securities,
             Series C1, Cl A1C,
             7.240%, 04/20/07                         245
     155   Prudential Securities
             Secured Financing,
             Series C1, Cl A1A3,
             6.350%, 09/15/07                         155
      90   Prudential Securities
             Secured Financing,
             Series C1, Cl A1B,
             6.506%, 07/15/08                          91
      25   Prudential Securities
       Secured Financing,
             Series NRF1, Cl A2,
             6.480%, 01/15/09                          25
                                                 --------
Total Commercial-Mortgage Backed Securities
             (Cost $498)                              516
                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.3%):
Federal National Mortgage Association
      25   7.500%, 01/15/10                            27
      45   7.000%, 07/15/05                            47
     130   6.375%, 06/15/09                           133
      70   6.000%, 12/15/05                            71
                                                 --------
Total U.S. Government Agency Obligations
             (Cost $268)                              278
                                                 --------
U.S. GOVERNMENT MORTGAGE BACKED
  OBLIGATIONS (28.6%):
Federal Home Loan Mortgage
      Corporation (1.3%):
      86   7.000%, 11/01/28                            86
                                                 --------
Federal National Mortgage Association (13.2%):
     129   7.500%, 07/01/30                           131
     174   7.000%, 09/01/27                           175
     555   6.000%, 08/01/28                           541
                                                 --------
                                                      847
                                                 --------

Statement of Net Assets
---------------------------------------------------------
THE ARMADA ADVANTAGE FUND              DECEMBER 31, 2000
BOND FUND (CONCLUDED)

 SHARES/                                         MARKET
   PAR                 SECURITY                  VALUE
  (000)               DESCRIPTION                (000)
----------    -------------------------       ----------

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS-- CONTINUED:
Government National Mortgage Association (14.1%):
    $306   7.500%, 08/15/25                        $  311
     254   7.500%, 12/15/29                           259
      74   7.500%, 01/15/30                            75
     153   6.500%, 09/15/23                           153
     111   6.500%, 04/15/29                           110
                                                   ------
                                                      908
                                                   ------
Total U.S. Government Agency Obligations
             (Cost $1,809)                          1,841
                                                   ------
 U.S. TREASURY OBLIGATIONS (21.4%):
U.S. Treasury Bonds (11.9%):
     710   6.250%, 08/15/23                           768
                                                   ------
U.S. Treasury Inflationary Protection Security (6.0%):
     380   3.625%, 07/15/02                           381
                                                   ------
U.S. Treasury Notes (3.5%):
     185   6.500%, 05/15/05                           195
      30   6.500%, 02/15/10                            33
                                                   ------
                                                      228
                                                   ------
Total U.S. Treasury Obligations  (Cost $1,292)      1,377
                                                   ------
CASH EQUIVALENT (1.1%):
  67,702   Goldman Sachs Financial Square
             Prime Obligation
             Money Market Fund                         68
                                                   ------
Total Cash Equivalent (Cost $68)                       68
                                                   ------
Total Investments (Cost $6,249)-- 99.1%             6,382
                                                   ------
Other Assets and Liabilities, Net 0.9%                 56
                                                   ------
NET ASSETS:
Portfolio Shares
   (unlimited authorization-- no par value)
   based on 665,415 outstanding shares of
   beneficial interest                              6,574
Accumulated net realized loss on investments         (646)
Net unrealized appreciation on investments            133
Undistributed net investment income                   377
                                                   ------
Total Net Assets-- 100.0%                          $6,438
                                                   ======
Net Asset Value, Offering and Redemption
   Price Per Share                                  $9.68
                                                   ======

---------------------------------------------------------
Cl -- Class


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
---------------------------------------------------------
THE ARMADA ADVANTAGE FUND              DECEMBER 31, 2000
INTERNATIONAL EQUITY FUND

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------       -----------------------     ------------


FOREIGN COMMON STOCK (94.1%):
Australia (1.3%):
  13,254   National Australia Bank#               $   212
                                                  -------
Belgium (0.5%):
   2,200   Interbrew*                                  77
                                                  -------
Bermuda (1.6%):
   3,075   Tyco International, ADR                    171
   1,000   XL Capital, Cl A, ADR                       87
                                                  -------
                                                      258
                                                  -------
Brazil (1.1%):
   2,307   Empresa Brasileira de
             Aeronautica, ADR                          92
   3,193   Petroleo Brasileiro, ADR*                   81
                                                  -------
                                                      173
                                                  -------
Denmark (1.7%):
   1,129   Novo-Nordisk                               202
   1,319   Vestas Wind Systems                         71
                                                  -------
                                                      273
                                                  -------
Finland (1.6%):
     300   Nokia OYJ                                   13
   5,757   Nokia OYJ, ADR                             250
                                                  -------
                                                      263
                                                  -------
France (13.0%):
   3,600   Air France                                  84
   3,737   Alcatel                                    212
   1,195   Alcatel Alsthom, ADR#                       67
     503   Altran Technologies#                       114
   2,738   Aventis                                    240
   1,446   Axa#                                       209
   1,267   Dassault Systemes                           87
      70   Egide*                                      36
     600   Etablissements Economiques du
             Casino Guichard Perrachon#                60
   5,800   European Aeronautic
             Defense & Space*                         129
   1,445   L'OREAL                                    124
   1,200   Pernod-Ricard                               83
   1,600   Pinguely-Haulotte                           47
     800   Rallye#                                     47
     900   Suez Lyonnaise DES Eaux                    164
   3,377   Thomson Multimedia*#                       158
   1,730   Total Fina Elf                             257
                                                  -------
                                                    2,118
                                                  -------
Germany (7.3%):
     639   Allianz                                    240
   1,200   Altana                                     189
   2,746   Bayerische Motoren Werke#                   90
     867   Beiersdorf                                  90

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------    ---------------------------    ------------
FOREIGN COMMON STOCK -- CONTINUED:
Germany -- continued
     850   Deutsche Bank#                         $    71
   2,100   Dresdner Bank                               91
     621   Muenchener Rueckversicherungs              222
     871   Siemens#                                   114
     827   VoiceStream Wireless*                       83
                                                  -------
                                                    1,190
                                                  -------
Hong Kong (2.2%):
  21,521   China Mobile*                              118
  31,200   Hong Kong & China Gas                       46
   7,853   Hutchison Whampoa                           98
  67,111   Johnson Electric Holdings                  103
                                                  -------
                                                      365
                                                  -------
Ireland (0.8%):
   3,350   Bank of Ireland                             33
   2,130   Elan, ADR*                                 100
                                                  -------
                                                      133
                                                  -------
Israel (1.2%):
   1,120   Oridion Systems*                            45
   1,988   Teva Pharmaceutical Industries, ADR        146
                                                  -------
                                                      191
                                                  -------
Italy (4.6%):
   2,817   Assicurazioni Generali                     112
  24,481   Banca Intesa#                              118
   6,994   Bulgari                                     86
   7,716   San Paolo#                                 125
  14,649   Telecom Italia                             162
  17,255   TIM#                                       138
                                                  -------
                                                      741
                                                  -------
Japan (12.0%):
   4,411   Anritsu                                    104
   2,122   Canon                                       74
   5,600   Chubu Electric Power                        96
   4,305   Chugai Pharmaceutical#                      72
   5,678   Daiichi Pharmaceutical                     169
   8,861   Dainippon Pharmaceutical                   147
   4,933   Furukawa Electric#                          86
   2,526   Meitec                                      81
  11,274   Mitsui Fudosan                             112
   5,104   NEC#                                        93
   5,500   NGK Insulators                              73
  14,940   Nippon Yusen Kabushiki Kaisha               62
       5   NTT Docomo                                  86
  22,348   Sanyo Electric                             186
  11,338   Sekisui House                              104
     954   SMC                                        123
   3,536   Takeda Chemical                            209
   7,000   Tokio Marine & Fire Insurance               80
                                                  -------
                                                    1,957
                                                  -------

Statement of Net Assets
--------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                      DECEMBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------     -----------------------------   -----------

FOREIGN COMMON STOCK -- CONTINUED:
Mexico (0.9%):
   1,800   Grupo Televisa, GDR*                   $    81
   1,400   Telefonos de Mexico, ADR                    63
                                                  -------
                                                      144
                                                  -------
Netherlands (9.8%):
   5,558   ABN Amro Holding                           126
   3,600   Akzo Nobel                                 193
   2,197   Heineken                                   133
   3,132   ING Groep                                  250
   6,740   Koninklijke Ahold                          217
   2,616   Koninklijke Philips Electronics             96
   1,500   Nutreco Holding                             80
   3,013   Royal Dutch Petroleum                      185
   2,101   Royal Dutch Petroleum, NY Shares           127
   2,900   Unilever, NY Shares                        183
                                                  -------
                                                    1,590
                                                  -------
Norway (1.8%):
   4,142   Norsk Hydro                                175
   5,858   Tomra Systems                              114
                                                  -------
                                                      289
                                                  -------
Singapore (1.8%):
  13,347   Datacraft Asia                              63
   6,766   DBS Group Holdings                          76
   7,369   Singapore Airlines                          73
  55,000   Singapore Technologies Engineering          88
                                                  -------
                                                      300
                                                  -------
Spain (2.3%):
   6,600   Altadis                                    102
   8,500   Banco Bilbao Vizcaya Argentaria            126
   8,577   Telefonica*                                142
                                                  -------
                                                      370
                                                  -------
Sweden (2.0%):
  11,400   Nordea                                      86
   2,500   Pharmacia, ADR                             152
   7,369   Skandinaviska Enskilda Banken (SEB)#        81
                                                  -------
                                                      319
                                                  -------
Switzerland (8.9%):
      29   Compagnie Financiere Richemont              78
     500   Credit Suisse Group                         95
     115   Disetronic Holding                         103
      21   Julius Baer Holdings                       115
      93   Nestle                                     217
     155   Novartis                                   274
       8   Roche Holding                               82
      77   Swiss Re                                   185
      78   Tecan Group                                 81
   1,369   UBS                                        223
                                                  -------
                                                    1,453
                                                  -------

 SHARES/                                         MARKET
   PAR                  SECURITY                  VALUE
   (000)               DESCRIPTION                (000)
----------     ---------------------------   ------------
FOREIGN COMMON STOCK -- CONTINUED:
Taiwan (0.6%):
   2,557   Talisman Energy, ADR*                  $    95
                                                  -------
United Kingdom (17.1%):
   1,400   Amdocs*                                     93
   4,082   AstraZeneca, ADR                           210
   4,800   Barclays                                   149
  27,553   BP Amoco                                   222
     504   BP Amoco, ADR                               24
  15,000   Cadbury Schweppes                          104
  13,196   Capita Group                                99
   6,600   CGNU                                       107
  26,104   Diageo                                     292
  11,000   Gallaher Group                              70
  15,815   HSBC Holdings                              234
   7,000   Imperial Tobacco Group                      73
   5,143   Marconi                                     55
  19,897   National Grid Group                        181
   6,639   Pearson                                    158
  10,500   Powergen                                    99
   5,000   Royal Bank of Scotland Group               118
  13,458   Scottish Power                             106
  85,060   Vodafone Group                             312
     937   Vodafone Group, ADR                         34
  10,800   Wetherspoon (J.D.)                          54
                                                  -------
                                                    2,794
                                                  -------
Total Foreign Common Stock  (Cost $13,085)         15,305
                                                  -------
FOREIGN PREFERRED STOCK (0.4%):
Germany (0.4%):
   1,100   Henkel KGaA                                 72
                                                  -------
Total Foreign Preferred Stock  (Cost $74)              72
                                                  -------
U.S. GOVERNMENT AGENCY (3.1%):
    $501   FNMA, 6.210%, 01/11/01                     500
                                                  -------
Total U.S. Government Agency  (Cost $500)             500
                                                  -------

Statement of Net Assets
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000
INTERNATIONAL EQUITY FUND (CONCLUDED)

  SHARES/                                        MARKET
   PAR                  SECURITY                  VALUE
   (000)               DESCRIPTION                (000)
----------    -----------------------         ------------

COMMERCIAL PAPER (2.2%):
    $350   American Express Commercial Paper
             6.450%, 01/04/01                     $   350
                                                  -------
Total Commercial Paper (Cost $350)                    350
                                                  -------
CASH EQUIVALENTS (2.5%):
 406,703   Goldman Sachs Financial Square
             Prime Obligation Money
             Market Fund                              407
                                                  -------
Total Cash Equivalents  (Cost $407)                   407
                                                  -------
Total Investments (Cost $14,416)-- 102.3%          16,634
                                                  -------
Other Assets and Liabilities, Net (2.3%)             (381)
                                                  -------
NET ASSETS:
Portfolio Shares
   (unlimited authorization -- no par value)
   based on 1,349,084 outstanding shares of
   beneficial interest                             12,713
Accumulated net realized gain on
   investments and futures                          1,339
Net unrealized appreciation on
   investments and futures                          2,197
Net unrealized appreciation of foreign
   currency and translation of other assets
   and liabilities in foreign currency                  4
                                                  -------
Total Net Assets -- 100.0%                        $16,253
                                                  =======
Net Asset Value, Offering and Redemption
   Price Per Share                                 $12.05
                                                  =======

------------
*Non-income producing security
# Security fully or partially on loan
ADR -- American Depository Receipt
Cl -- Class
FNMA -- Federal National Mortgage Association
GDR -- Global Depository Receipt

                                     % OF        VALUE
SECTOR DIVERSIFICATION            NET ASSETS     (000)
------------------------        ------------  -----------
Pharmaceuticals/Medical Products      14.9%     $2,421
Banks                                 12.8       2,081
Telephones & Telecommunications       11.6       1,891
Beverage, Food & Tobacco               9.9       1,612
Insurance                              9.2       1,492
Oil & Gas                              6.4       1,037
Diversified Operations                 3.5         558
Utilities                              3.4         554
Electronic Components                  3.1         506
Audio/Video                            3.0         483
Beauty Products                        2.4         396
Retail                                 2.0         324
Aerospace/Defense                      1.4         221
Miscellaneous Business Services        1.3         212
Services                               1.2         202
Chemicals                              1.2         193
Electrical Products                    1.1         186
Machinery                              1.0         169
Computers                              1.0         168
Airlines                               1.0         158
Transportation                         0.9         151
Real Estate                            0.7         112
Construction                           0.6         104
Office Automation & Equipment          0.5          74
                                   -------     -------
Total Foreign Common Stock            94.1      15,305
Foreign Preferred Stock                0.4          72
U.S. Government Agency                 3.1         500
Commercial Paper                       2.2         350
Cash Equivalent                        2.5         407
                                   -------     -------
Total Investments                    102.3      16,634
Other Assets and Liabilities, Net     (2.3)       (381)
                                   -------     -------
Total Net Assets                     100.0%    $16,253
                                   =======     =======


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000
MID CAP GROWTH FUND

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------    ------------------------        ------------


COMMON STOCK (99.7%):
Commercial Services (7.2%):
   3,850   Acxiom*#                               $   150
   3,400   Affiliated Computer Services*              206
  13,300   Concord EFS*                               584
   3,300   Fiserv*                                    157
   4,100   Sungard Data Systems*                      193
                                                  -------
                                                    1,290
                                                  -------
Consumer Cyclicals (9.2%):
  12,300   BJ's Wholesale Club*                       472
   3,150   CDW Computer Centers*                       88
  13,900   Family Dollar Stores#                      298
  14,950   Men's Wearhouse*                           407
   8,950   RadioShack                                 383
                                                  -------
                                                    1,648
                                                  -------
Consumer Services (2.0%):
   5,400   Jack in the Box*                           159
   4,750   Univision Communications, Cl A*#           194
                                                  -------
                                                      353
                                                  -------
Energy (7.0%):
   4,350   Apache#                                    305
   5,900   Ensco International                        201
   8,000   Global Marine*                             227
   5,800   Nabors Industries*                         343
   3,900   Noble Drilling*                            169
                                                  -------
                                                    1,245
                                                  -------
Financials (10.8%):
   8,200   AmeriCredit*                               223
   7,450   Capital One Financial                      490
   7,550   Metris                                     199
  11,650   National Commerce Bancorp#                 288
   1,850   Progressive of Ohio                        192
   9,250   Providian Financial                        532
                                                  -------
                                                    1,924
                                                  -------
Healthcare (20.1%):
   2,750   Allergan                                   266
  13,750   Alza*                                      584
   2,800   Applera-Applied Biosystems Group           263
   7,850   Biovail*#                                  305
   3,250   COR Therapeutics*#                         114
   2,950   Cytyc*                                     185
   1,900   Forest Laboratories*                       252
   7,150   Healthsouth*                               117
   4,900   Immunex*                                   199
  10,250   King Pharmaceuticals*                      530
   3,700   Medimmune*#                                176
   8,100   Omnicare                                   175
   1,750   OSI Pharmaceuticals*                       140
   1,950   Sepracor*                                  156
   2,950   Shire Pharmaceuticals PLC, ADR*#           136
                                                  -------
                                                    3,598
                                                  -------

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------     ----------------------          ------------

COMMON STOCK -- CONTINUED:
Industrials (1.1%):
   2,500   Empresa Brasileira
            de Aeronautica, ADR                   $    99
   8,450   Kulicke & Soffa Industries*                 95
                                                  -------
                                                      194
                                                  -------
Professional Services (1.7%):
  11,150   Robert Half International*                 296
                                                  -------
Technology (27.7%):
   2,350   Applied Micro Circuits*                    176
   4,150   Artesyn Technologies*                       66
   3,300   Brocade Communications System*#            303
   1,250   Business Objects, ADR*#                     71
   8,300   Conexant Systems*#                         128
   2,750   Dupont Photomasks*                         145
   2,550   Exar*                                       79
   6,050   Integrated Device Technology*#             200
   2,300   Internet Security Systems*#                180
   1,000   Interwoven*#                                66
   2,500   Intuit*                                     99
   4,250   Iona Technologies PLC, ADR*                285
   5,550   Jabil Circuit*                             141
   2,200   JNI*#                                       50
   4,050   Kla-Tencor*#                               136
   3,500   Macrovision*                               259
   3,750   Mercury Interactive*                       338
   5,700   Microchip Technology*#                     125
   3,050   Micromuse*#                                184
   3,050   Novellus Systems*#                         110
   1,200   Nuance Communications*#                     52
   1,850   Openwave Systems*#                          89
   5,600   Peoplesoft*                                208
   1,500   Qlogic*                                    116
   8,950   Rational Software*#                        349
   2,300   Sanmina*#                                  176
   7,800   SCI Systems*                               206
   3,100   Symbol Technologies#                       112
   3,350   Tech Data*                                  91
   2,250   Transwitch*#                                88
   3,150   Triquint Semiconductor*                    138
   3,800   Vitesse Semiconductor*#                    210
                                                  -------
                                                    4,976
                                                  -------
Telecommunications (11.4%):
  12,800   Broadwing*                                 292
   4,200   Comverse Technology*#                      456
  14,900   McLeod USA, Cl A*#                         211
   7,800   Palm*                                      221
   2,450   Polycom*                                    79
     500   Redback Networks*                           21
   8,900   SBA Communications*                        366
   3,500   Scientific-Atlanta                         114
   5,050   Wireless Facilities*#                      183
   5,300   Xo Communications, Cl A*                    94
                                                  -------
                                                    2,037
                                                  -------

Statement of Net Assets
------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000
MID CAP GROWTH FUND (CONCLUDED)

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------     -------------------------      ------------



COMMON STOCK -- CONTINUED:
Transportation (1.5%):
   9,850   Royal Caribbean Cruises                $   261
                                                  -------
Total Common Stock  (Cost $16,839)                 17,822
                                                  -------
CASH EQUIVALENT (3.2%):
 576,308   Goldman Sachs Financial Square
             Prime Obligation Money
             Market Fund                              576
                                                  -------
Total Cash Equivalent  (Cost $576)                    576
                                                  -------
Total Investments (Cost $17,415) -- 102.9%         18,398
                                                  -------
Other Assets and Liabilities, Net (2.9%)             (516)
                                                  -------
NET ASSETS:
Portfolio Shares
   (unlimited authorization -- no par value)
   based on 1,312,343 outstanding shares of
   beneficial interest                             10,986
Accumulated net realized gain on investments        5,913
Net unrealized appreciation on investments            983
                                                  -------
Total Net Assets -- 100.0%                        $17,882
                                                  =======
 Net Asset Value, Offering and Redemption
   Price Per Share                                 $13.63
                                                  =======

------------------
*Non-income producing security
#Security fully or partially on loan
ADR -- American Depository Receipt
Cl -- Class
PLC -- Public Liability Company


                       SEE NOTES TO FINANCIAL STATEMENTS.

Statement of Net Assets
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000
SMALL CAP GROWTH FUND

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------     -------------------------      ------------

COMMON STOCK (86.0%):
Commercial Services (6.2%):
    3,500  Advo*                                  $   155
    2,600  Affiliated Computer Services*              158
    2,000  Barra*                                      94
    3,900  Catalina Marketing*                        152
    3,800  Corporate Executive Board*                 151
    2,500  Mastec*                                     50
                                                  -------
                                                      760
                                                  -------
Consumer Cyclicals (6.6%):
    4,000  99 Cents Only Stores*                      109
    4,300  Abercrombie & Fitch, Cl A*                  86
    4,200  BJ's Wholesale Club*                       161
    7,050  Electronics Boutique Holdings*             123
    6,200  Gentex*                                    115
    5,800  Insight Enterprises*                       104
    6,400  Too*                                        80
    2,750  Tweeter Home Entertainment Group*           34
                                                  -------
                                                      812
                                                  -------
Consumer Non-Cyclicals (1.2%):
    2,500  Whole Foods Market*                        153
                                                  -------
Consumer Services (3.8%):
    5,800  Concord Camera*                             96
   10,100  Jack in the Box*                           297
    2,900  Sunrise Assisted Living*                    73
                                                  -------
                                                      466
                                                  -------
Energy (7.4%):
    5,400  CAL Dive International*                    144
    9,000  Cross Timbers Oil                          250
    7,200  Pride International*                       177
    5,600  UTI Energy*                                184
    4,800  Veritas DGC*                               155
                                                  -------
                                                      910
                                                  -------
Financials (10.2%):
    5,500  AmeriCredit*                               150
    1,900  Astoria Financial                          103
    6,100  CompuCredit*#                              111
    5,800  Cullen/Frost Bankers                       243
    4,900  Doral Financial                            119
    1,300  Fidelity National Financial                 48
    3,700  Investment Technology Group*               154
    3,400  Metris                                      89
    3,000  Waddell & Reed Financial                   113
    4,100  Washington Federal                         117
                                                  -------
                                                    1,247
                                                  -------
Healthcare (19.6%):
    2,000  Barr Laboratories*                         146
    2,900  Bindley Western                            121
    7,600  Caremark Rx*                               103
    5,700  Cima Labs*                                 371
    3,000  Cytyc*                                     188

                                                 MARKET
                        SECURITY                  VALUE
  SHARES               DESCRIPTION                (000)
----------      -----------------------      ------------

COMMON STOCK -- CONTINUED:
Healthcare -- continued
    3,800  Digene*                                $   170
    7,900  Endocare*                                  101
    3,500  KV Pharmaceutical*                          87
    7,600  Manor Care*                                157
    1,500  Myriad Genetics*                           124
    3,700  Oakley*                                     50
    1,300  OSI Pharmaceuticals*                       104
    5,250  PolyMedica*                                175
    2,550  Priority Healthcare, Cl B*                 104
    4,600  Sequenom*#                                  64
   14,000  SICOR*                                     202
    3,400  Tanox*                                     133
                                                  -------
                                                    2,400
                                                  -------
Industrials (1.0%):
    2,200  ATMI*                                       43
    1,500  Mettler Toledo International*               82
                                                  -------
                                                      125
                                                  -------
Professional Services (2.4%):
    3,500  Corinthian Colleges*                       133
    3,200  Learning Tree International*               158
                                                  -------
                                                      291
                                                  -------
Technology (19.2%):
    3,200  Actuate*                                    61
    2,500  Advent Software*                           100
    2,367  Anaren Microwave*                          159
    3,000  ASM International N.V.*#                    28
    2,400  AXT*                                        79
    2,000  Caliper Technologies*#                      94
    5,900  Cirrus Logic*                              111
    4,100  Exar*                                      127
    1,500  Interwoven*                                 99
    3,500  Intranet Solutions*                        179
    2,200  Iona Technologies PLC, ADR*                147
    1,300  Macrovision*                                96
    1,800  Manugistics Group*                         103
    5,000  Mercury Computer Systems*                  232
    6,700  Optical Communication Products*             75
    4,400  Optimal Robotics*                          148
    1,850  Pivotal*                                    69
    3,550  Rainbow Technologies*                       56
    5,800  SonicWall*                                  94
    5,850  Ultratech Stepper*                         151
    2,000  Viasat*                                     26
    7,100  Zoran*#                                    110
                                                  -------
                                                    2,344
                                                  -------
Telecommunications (2.7%):
    4,900  SBA Communications*                        201
    2,700  Sierra Wireless*#                          126
                                                  -------
                                                      327
                                                  -------

Statement of Net Assets
------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                    DECEMBER 31, 2000
SMALL CAP GROWTH FUND (CONCLUDED)


  SHARES/                                        MARKET
    PAR                 SECURITY                  VALUE
  (000)                DESCRIPTION                (000)
----------      -------------------------     ------------
COMMON STOCK -- CONTINUED:
Transportation (3.9%):
    3,200  Atlantic Coast Airlines Holdings*      $   131
    4,500  CH Robinson Worldwide                      141
    7,200  Skywest                                    207
                                                  -------
                                                      479
                                                  -------
Utilities (1.8%):
    5,200  Nicor                                      225
                                                  -------
Total Common Stock  (Cost $9,044)                  10,539
                                                  -------
U.S. GOVERNMENT AGENCY (10.6%):
   $1,300  Federal Home Loan Bank
             Discount Notes, 6.220%, 01/04/01       1,299
                                                  -------
Total Government Agency  (Cost $1,299)              1,299
                                                  -------
REGISTERED INVESTMENT COMPANY (1.5%):
    2,900  Russell 2000 Growth Index Fund             186
                                                  -------
Total Registered Investment Company  (Cost $232)      186
                                                  -------
CASH EQUIVALENT (2.0%):
  246,873  Goldman Sachs Financial Square
             Prime Obligation Money
              Market Fund                             247
                                                  -------
Total Cash Equivalent  (Cost $247)                    247
                                                  -------
Total Investments (Cost $10,822)-- 100.1%          12,271
                                                  -------
Other Assets and Liabilities, Net (0.1%)               (7)
                                                  -------
NET ASSETS:
Portfolio Shares
   (unlimited authorization -- no par value)
   based on 795,877 outstanding shares of
   beneficial interest                              9,019
Accumulated net realized gain on
   investments and futures                          1,788
Net unrealized appreciation on
   investments and futures                          1,457
                                                  -------
Total Net Assets -- 100.0%                        $12,264
                                                  =======
Net Asset Value, Offering and Redemption
   Price Per Share                                 $15.41
                                                  =======

---------------------
*Non-income producing security
# Security fully or partially on loan
ADR -- American Depository Receipt
Cl -- Class
PLC -- Public Liability Company


                       SEE NOTES TO FINANCIAL STATEMENTS.


Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
(000)

                                                                              YEAR ENDED DECEMBER 31, 2000
                                                                -------------------------------------------------------
                                                                              INTERNATIONAL     MID CAP      SMALL CAP
                                                                     BOND        EQUITY         GROWTH        GROWTH
                                                                     FUND         FUND           FUND          FUND
                                                                ------------- --------------   ---------   ------------
INVESTMENT INCOME:
Interest                                                           $ 495        $     39       $   113        $   106
Dividends                                                             --             196            13             21
Securities lending                                                    --               5            12             11
Less: Foreign taxes withheld                                          --             (16)           --             --
                                                                   -----        --------       -------        -------
     Total Investment Income                                         495             224           138            138
                                                                   -----        --------       -------        -------
EXPENSES:
Investment advisory fees                                              38             210           230            160
Less: fees waived by Investment Adviser                               --             (47)          (22)            --
Administration fees                                                   14              33            46             32
Custodian fees                                                         3             150             5              6
Professional fees                                                     54              50            67             56
Trustees' fees                                                        --               1             1             --
Transfer Agent fees                                                    8               7             7              9
Printing and shareholder reports                                      --              10             7             --
Miscellaneous                                                          1               7             7              2
                                                                   -----        --------       -------        -------
     Total Expenses                                                  118             421           348            265
                                                                   -----        --------       -------        -------
Net Investment Income/(Loss)                                         377            (197)         (210)          (127)
                                                                   -----        --------       -------        -------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on futures                                   --             (82)          323            (42)
Net realized gain/(loss) on investments                             (257)          1,647         5,828          1,864
Net realized loss on foreign currency transactions                    --             (16)           --             --
Net change in unrealized appreciation/(depreciation)
   on investments                                                    389          (5,000)       (7,417)        (4,110)
Net change in unrealized appreciation/(depreciation) on foreign currency and translation of other assets and liabilities in
   foreign currencies                                                 --               5            --             --
Net change in unrealized appreciation/(depreciation)
   on futures                                                         --             (21)           --              8
                                                                   -----        --------       -------        -------
Net gain/(loss) on investments                                       132          (3,467)       (1,266)        (2,280)
                                                                   -----        --------       -------        -------
Net increase/(decrease) in net assets
   resulting from operations                                       $ 509        $  3,664)      $(1,476)       $(2,407)
                                                                   =====        ========       =======        =======




                       SEE NOTES TO FINANCIAL STATEMENTS.


Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
(000)


                                                                          BOND FUND                 INTERNATIONAL EQUITY FUND
                                                                   --------------------------     -------------------------------
                                                                     YEAR             YEAR             YEAR             YEAR
                                                                     ENDED            ENDED            ENDED            ENDED
                                                                  DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                     2000             1999             2000             1999
                                                                 --------------   --------------   --------------   --------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income/(loss)                                  $   377          $   524          $  (197)         $  (119)
     Net realized gain/(loss) on investments, futures and
         foreign currency transactions                                (257)            (365)           1,549            5,369
     Net change in unrealized appreciation/(depreciation)
       on investments, futures and foreign currency
       transactions                                                    389             (418)          (5,016)           2,603
                                                                   -------          -------          -------          -------
Net increase/(decrease) in net assets resulting from operations        509             (259)          (3,664)           7,853
                                                                   -------          -------          -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income                             (524)            (627)             --                --
     Distributions from net realized capital gains                     --              (111)          (4,924)            (770)
                                                                   -------          -------          -------          -------
Total Distributions                                                   (524)            (738)          (4,924)            (770)
                                                                   -------          -------          -------          -------
CAPITAL TRANSACTIONS:
     Proceeds from shares issued                                       628            1,156            1,221              631
     Dividends reinvested                                              524              739            4,924              770
     Cost of shares redeemed                                        (2,169)          (5,765)          (1,888)          (6,271)
                                                                   -------          -------          -------          -------
Increase/(decrease) in net assets from capital transactions         (1,017)          (3,870)           4,257           (4,870)
                                                                   -------          -------          -------          -------
Total increase/(decrease) in net assets                             (1,032)          (4,867)          (4,331)           2,213
NET ASSETS:
     Beginning of period                                             7,470           12,337           20,584           18,371
                                                                   -------          -------          -------          -------
     End of period                                                 $ 6,438          $ 7,470          $16,253          $20,584
                                                                   =======          =======          =======          =======
CAPITAL SHARE TRANSACTIONS:
     Issued                                                             65              110               78               42
     Reinvested                                                         56               76              381               51
     Redeemed                                                         (225)            (547)            (114)            (418)
                                                                   -------          -------          -------          -------
Change in shares                                                      (104)            (361)             345             (325)
                                                                   =======          =======          =======          =======


                       SEE NOTES TO FINANCIAL STATEMENTS.


Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND
(000)

                                                                     MID CAP GROWTH FUND           SMALL CAP GROWTH FUND
                                                              --------------------------------  --------------------------
                                                                     YEAR             YEAR             YEAR             YEAR
                                                                     ENDED            ENDED            ENDED            ENDED
                                                                 DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                     2000             1999             2000             1999
                                                              ----------------  ---------------- ---------------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment loss                                           $  (210)        $   (265)         $  (127)        $   (175)
     Net realized gain on investments
       and futures                                                   6,151            7,336            1,822            1,929
     Net change in unrealized appreciation/(depreciation)
       on investments and futures                                   (7,417)           1,211           (4,102)           1,461
                                                                   -------         --------          -------         --------
Net increase/(decrease) in net assets resulting from operations     (1,476)           8,282           (2,407)           3,215
                                                                   -------         --------          -------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income                              --                --              --                --
     Distributions from net realized capital gains                  (7,066)          (1,236)          (1,730)            (712)
                                                                   -------         --------          -------         --------
Total Distributions                                                 (7,066)          (1,236)          (1,730)            (712)
                                                                   -------         --------          -------         --------

CAPITAL TRANSACTIONS:
     Proceeds from shares issued                                     3,132            1,749            1,074            1,640
     Dividends reinvested                                            7,066            1,236            1,730              712
     Cost of shares redeemed                                        (6,741)         (16,130)          (2,876)         (10,836)
                                                                   -------         --------          -------         --------
Increase/(decrease) in net assets from capital transactions          3,457          (13,145)             (72)          (8,484)
                                                                   -------         --------          -------         --------
Total decrease in net assets                                        (5,085)          (6,099)          (4,209)          (5,981)
NET ASSETS:
     Beginning of period                                            22,967           29,066           16,473           22,454
                                                                   -------         --------          -------         --------
     End of period                                                 $17,882         $ 22,967          $12,264         $ 16,473
                                                                   =======         ========          =======         ========

CAPITAL SHARE TRANSACTIONS:
     Issued                                                            165              105               53              109
     Reinvested                                                        417               74               90               45
     Redeemed                                                         (349)            (951)            (140)            (706)
                                                                   -------         --------          -------         --------
Change in shares                                                       233             (772)               3             (552)
                                                                   =======         ========          =======         ========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Notes to Financial Statements
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


1.   ORGANIZATION:

     On May 1, 2000, The Parkstone Advantage Fund changed its name to The Armada Advantage Fund. The International Discovery, Mid Capitalization and Small Capitalization Funds changed their names to International Equity, Mid Cap Growth and Small Cap Growth Funds, respectively. The Armada Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

     The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Bond Fund, the International Equity Fund, the Mid Cap Growth Fund, the Small Cap Growth Fund and the Equity Growth Fund. These financial statements and related notes pertain to the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds, (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 2000, the Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds is Security Benefit Life Insurance Company. On June 19, 2000, Hartford Life Insurance Company became a Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds. The Balanced Allocation Fund is registered but has not yet commenced operations.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     An equity or bond fund generally values its investment portfolio at market price. In the event that a sale of a particular fixed income security is not reported for that day, fixed income securities are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are not readily available are valued at the mean between the most recent bid and asked prices. In the event that a sale of a particular equity security is not reported for that day, shares are priced at the last bid quotation. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy or sell shares of the Funds.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on the ex-dividend date. Expenses common to all of the Funds in the Company are allocated among the Funds on the basis of average net assets. Original issue discounts are amortized to interest income over the lives of the respective securities.

     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Bond Fund currently does not amortize market discounts and premiums on fixed income securities.

Notes to Financial Statements
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND                                     DECEMBER 31, 2000


     Upon adoption, the Bond Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the financial statements. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Fund.

     FOREIGN CURRENCY TRANSLATION:

     The market value of investment securities, other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

     The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     LENDING PORTFOLIO SECURITIES:

     To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. Union Bank of California acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by National City Investment Management Company ("IMC") to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loaned securities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of December 31, 2000. As of December 31, 2000, the following Funds had securities with the following market values on loan:

                                        MARKET              MARKET VALUE
                                       VALUE OF               OF LOANED
                                   COLLATERAL (000)       SECURITIES (000)
                                  --------------          ----------------
     International Equity Fund          $ 1,744               $ 1,660
     Mid Cap Growth Fund                  5,059                 4,899
     Small Cap Growth Fund                  503                   481

Notes to Financial Statements
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND (CONTINUED)                         DECEMBER 31, 2000


     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

     The Funds will make distributions from net investment income and net realized capital gains on investments, if any, annually.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. On the statement of net assets the following adjustments were made:
                                  ACCUMULATED       UNDISTRIBUTED
                                 NET REALIZED      NET INVESTMENT    PAID-IN-
     FUND                       GAIN/(LOSS)(000)     INCOME (000)  CAPITAL (000)
     ----                       --------------   ----------------  ------------
     International Equity Fund       (202)               202             --
     Mid Cap Growth Fund             (210)               210             --
     Small Cap Growth Fund            (5)                127            (122)



     FORWARD CURRENCY CONTRACTS:

     The Funds may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. Fluctuations in the value of forwards held at December 31, 2000 are recorded for financial reporting purposes as unrealized gains and losses by the Funds. The forwards located on the following page were open at December 31, 2000.


Notes to Financial Statements
-------------------------------------------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND (CONTINUED)                                                             DECEMBER 31, 2000

                                           CONTRACTS           IN                            UNREALIZED
                                              TO            EXCHANGE                         UNREALIZED
                                            RECEIVE            FOR           SETTLEMENT     APPRECIATION
                                             (000)            (000)             DATE            (000)
                                           --------         --------          --------     --------------
     INTERNATIONAL EQUITY FUND:
     --------------------------

     FOREIGN CURRENCY PURCHASES:
                            EU                 21              $ 20           01/04/01           $--
                            EU                 60                56           01/04/01            --
                            EU                  7                 7           01/05/01            --
                            EU                  6                 6           01/08/01            --
                            JP             11,107                97           01/04/01            --
                            CH                230               141           01/03/01             2

                           EU-EURO                  JP - JAPANESE YEN            CH - SWISS FRANC



     FUTURES CONTRACTS:

     Certain of the Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.


     Financial futures contracts open at December 31, 2000 were as follows:

                                                NUMBER           NOTIONAL                        UNREALIZED
                                                  OF            COST AMOUNT      EXPIRATION      GAIN/(LOSS)
     FUND                                      CONTRACTS           (000)            DATE            (000)
     ------                                   --------          -----------      -----------    ------------
     INTERNATIONAL EQUITY FUND --
       DJ Euro Stoxx 50                           11                $518            Mar 01          $(21)
     SMALL CAP GROWTH FUND --
       Russell 2000 Index                          4                 969            Mar 01             8

     REPURCHASE AGREEMENTS:

     Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Company's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Company will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Company maintains the right to sell the underlying securities at market value and any remaining loss may be subject to legal proceedings.



Notes to Financial Statements
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND (CONTINUED)                         DECEMBER 31, 2000


3.   INVESTMENT RISKS:

     The International Equity Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2000, are as follows:
                                          PURCHASES (000)    SALES (000)
                                          ---------------    -----------

     Bond Fund ..............................$ 2,794          $ 4,334
     International Equity Fund .............. 24,107           25,083
     Mid Cap Growth Fund .................... 39,745           42,265
     Small Cap Growth Fund .................. 20,152           22,466

     Purchases and sales of long-term U.S. Government obligations were

                                           PURCHASES (000)    SALES (000)
                                           ---------------    -----------

     Bond Fund ..............................$ 5,796          $12,228

     Subsequent to October 31, 2000 the following Funds had recognized losses that have been deferred to 2001 for tax purposes and can be used to offset future capital gains at December 31, 2001. The Funds also had capital loss carryforwards at December 31, 2000, that can be used to offset future capital gains as follows:
                                           POST 10/31/00     CAPITAL LOSS
                                           CAPITAL LOSS   CARRYOVERS EXPIRING
                                             DEFERRAL          2007-2008
                                              (000)             (000)
                                         -----------      -------------------
     Bond Fund                                  $ 68             $562
     International Equity Fund                   269               --
     Mid Cap GrowthFund                          374               --
     Small Cap Growth Fund                       644               --

     At December 31, 2000 the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate appreciation and depreciation for securities held by the Funds at December 31, 2000, is a follows

                                  AGGREGATE             AGGREGATE
                               GROSS APPRECIATION   GROSS DEPRECIATION      NET
     FUND                           (000)                 (000)            (000)
     ----                     ------------------- -------------------    -------
     Bond Fund                   $  199               $  (66)            $  133
     International Equity Fund    2,588                 (370)             2,218
     Mid Cap Growth Fund          3,251               (2,268)               983
     Small Cap Growth Fund        2,392                 (943)             1,449

Notes to Financial Statements
-------------------------------------------------------------------------------
THE ARMADA ADVANTAGE FUND (CONCLUDED)                         DECEMBER 31, 2000


5.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by National City Investment Management Co. (IMC). Under the terms of the investment advisory agreement, IMC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. National City Bank, an affiliate of IMC, serves as custodian of the Company's assets and receives a fee based on the daily average net assets of each Fund.

     The Trust, SEIInvestments Mutual Funds Services ("SIMFS") and National City Bank ("NCB") are parties to a Co-Administration Agreement under which SIMFS and NCB provide administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 on aggregate net assets in the Funds.


                                                           INTERNATIONAL         MID           SMALL
                                                 BOND         EQUITY         CAP GROWTH     CAP GROWTH
                                                 FUND          FUND             FUND           FUND
                                               -------    --------------    ------------   ------------
     INVESTMENT ADVISORY FEES:
     Annual fee
       (percentage of average net assets)       0.55%         1.15%            1.00%           1.00%

     Advisory fee payable
       as of 12/31/00                         $3,027        $8,752           $7,537         $10,077


     Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

     Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a prorata basis across the portfolios of the Armada Funds, The Armada Advantage Fund and, prior to completion of reorganization into The Armada Funds on June 16, 2000, The Parkstone Group of Funds. No person who is an officer, director, trustee, or employee of IMC, SEI Investments Distribution Co., or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Company receives any compensation from the Company.

     Trustees who receive fees are eligible for participation in theCompany's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

                                BOARD OF TRUSTEES


ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Cold Metal Products, Inc.
   Strategic Distribution, Inc.



HERBERT R. MARTENS, JR.
PRESIDENT
Executive Vice President,
   National City Corporation
Chairman, President and Chief Executive
   Officer, NatCity Investments,Inc.



JOHN F. DURKOTT
President and Chief Operating Officer,
   Kittle's Home Furnishings Center, Inc.





ROBERT J. FARLING
Retired Chairman, President and Chief
   Executive Officer, Centerior Energy




RICHARD W. FURST
Garvice D. Kincaid Professor of Finance
   and Dean, Gatton College of Business
   and Economics, University of Kentucky
Director:
   Foam Design, Inc.
   The Seed Corporation
   Office Suites Plus, Inc.
   ihigh.com, Inc.



GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation



J. WILLIAM PULLEN
President and Chief Executive Officer,
   Whayne Supply Company

The Armada Advantage Fund Trustees also serve as the Trustees of Armada Funds.

                                     [LOGO]
                                (Graphic Omitted)

                                     [LOGO]
                                (Graphic Omitted)

One Freedom Valley Drive
Oaks, PA 19456







INVESTMENT ADVISER:

                                     [LOGO]
                                (Graphic Omitted)

1900 East Ninth Street, 22nd Floor
Cleveland, OH 44114

ARM-AA-003-0100

                                                                       (12/00)